EXHIBIT 99.1

      The pool of mortgage loans transferred to the trust (the "Mortgage Loans") will consist of conventional, one-to four- family, adjustable-rate and fixed-rate mortgage loans. The Depositor will purchase the Mortgage Loans from the Seller pursuant to the Subsequent Mortgage Loan Purchase Agreement, dated as of January 14, 2004 (the "Subsequent Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders. The Cut-off Date for the Initial Mortgage Loans is December 1, 2003 (the "Cut-off Date"). The Subsequent Cut-off Date for the Subsequent Mortgage Loans is January 1, 2004 (the "Subsequent Cut-off Date"). For purposes of this Exhibit 99.1, the term Related Cut-off Date (the "Related Cut-off Date") means the Cut-off Date for the Initial Mortgage Loans and the Subsequent Cut-off Date for the Subsequent Mortgage Loans, as applicable.
       The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens on residential properties (the "Mortgaged Properties") consisting of attached, detached or semi-detached one-to four- family dwelling units, individual condominium units or individual units in planned unit developments and manufactured housing. The Mortgage Loans will have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.
         Each adjustable-rate Mortgage Loan will accrue interest at the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").
      Each fixed-rate Mortgage Loan will have a Mortgage Rate that is fixed for the life of such Mortgage Loan. Each adjustable-rate Mortgage Loan will accrue interest at a Mortgage Rate that is adjustable. The adjustable-rate
Mortgage Loans will provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for approximately 74.44% of the adjustable-rate Group I Mortgage Loans and approximately 77.84% of the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years after origination and the first adjustment for approximately 25.56% of the adjustable-rate Group I Mortgage Loans and approximately 22.16% of the adjustable-rate Group II Mortgage Loans will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.
      The Mortgage Loans will have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.
      None of the Mortgage Loans are Buydown Mortgage Loans.
      For purposes of calculating interest and principal distributions on the Class A Certificates, the Mortgage Loans will be divided into two loan groups, designated as the "Group I Mortgage Loans" and the "Group II Mortgage Loans." The Group I Mortgage Loans will consist of adjustable-rate and fixed-rate mortgage loans with principal balances at origination that conform to Freddie Mac and Fannie Mae loan limits and the Group II Mortgage Loans will consist of adjustable-rate and fixed-rate mortgage loans with principal balances at origination that may or may not conform to Freddie Mac or Fannie Mae loan limits.
         The Group I Mortgage Loans consist of approximately 6,822 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Related Cut-off Date of approximately $1,055,845,922.39, after application of scheduled payments due on or before the Related Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans consist of approximately 1,000 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Related Cut-off Date of approximately $330,153,974.41, after application of scheduled payments due on or before the Related Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%.
      Approximately 73.34% of the Group I Mortgage Loans and approximately 78.99% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.
GROUP I MORTGAGE LOAN STATISTICS
      None of the Group I Mortgage Loans had a first Due Date prior to August 2003 or after February 2004, or will have a remaining term to stated maturity of less than 175 months or greater than 360 months as of the Related Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 2034.
      The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date, with respect to the Initial Group I Mortgage Loans and as of the Subsequent Cut-off Date, with respect to the Subsequent Group I Mortgage Loans (the sum in any column may not equal the total indicated due to rounding):

                PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE RELATED CUT-OFF DATE(1)



                                                               AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
     OF THE RELATED CUT-OFF DATE ($)         MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------------   --------------   -----------------------------   -----------------------------
 50,000.01 -  75,000.00 .........                  737          $    49,717,316.81                   4.709%
 75,000.01 - 100,000.00 .........                1,130               98,835,774.48                   9.361
100,000.01 - 125,000.00 .........                  977              110,166,711.17                  10.434
125,000.01 - 150,000.00 .........                  937              128,773,241.48                  12.196
150,000.01 - 175,000.00 .........                  740              119,945,037.20                  11.360
175,000.01 - 200,000.00 .........                  642              120,229,148.30                  11.387
200,000.01 - 225,000.00 .........                  474              101,220,025.72                   9.587
225,000.01 - 250,000.00 .........                  358               85,074,455.40                   8.057
250,000.01 - 275,000.00 .........                  304               79,617,840.69                   7.541
275,000.01 - 300,000.00 .........                  272               78,548,276.66                   7.439
300,000.01 - 325,000.00 .........                  178               55,493,817.25                   5.256
325,000.01 - 350,000.00 .........                   18                6,090,991.82                   0.577
350,000.01 - 375,000.00 .........                   12                4,362,443.16                   0.413
375,000.01 - 400,000.00 .........                   24                9,313,717.33                   0.882
400,000.01 - 425,000.00 .........                    7                2,868,490.45                   0.272
425,000.01 - 450,000.00 .........                    2                  883,018.52                   0.084
450,000.01 - 475,000.00 .........                    7                3,242,058.63                   0.307
475,000.01 - 500,000.00 .........                    3                1,463,557.32                   0.139
                                                 -----          ------------------                 -------
     Total ......................                6,822          $ 1,055,845,922.39                 100.000%
                                                 =====          ==================                 =======
______________

(1) The average principal balance of the Group I Mortgage Loans as of the Related Cut-off Date was approximately $154,771.


                  MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE RELATED CUT-OFF DATE(1)



                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
         CURRENT MORTGAGE RATE (%)    MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
 5.000 -  5.999 ..............              347             $   68,698,290.74                   6.506%
 6.000 -  6.999 ..............            1,532                275,747,876.59                  26.116
 7.000 -  7.999 ..............            2,533                396,429,210.91                  37.546
 8.000 -  8.999 ..............            1,741                235,641,312.91                  22.318
 9.000 -  9.999 ..............              538                 64,310,716.85                   6.091
10.000 - 10.999 ..............               89                 10,176,124.46                   0.964
11.000 - 11.999 ..............               32                  3,913,442.83                   0.371
12.000 - 12.999 ..............               10                    928,947.10                   0.088
                                          -----             -----------------                 -------
 Total .......................            6,822             $1,055,845,922.39                 100.000%
                                          =====             =================                 =======
______________

(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Related Cut-off Date was approximately 7.516% per annum.


                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
         MAXIMUM MORTGAGE RATE (%)    MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
11.000 - 11.500 ............                 35           $  7,372,048.80                       0.931%
11.501 - 12.000 ............                174             34,001,315.00                       4.294
12.001 - 12.500 ............                394             75,347,698.62                       9.515
12.501 - 13.000 ............                703            124,168,835.59                      15.681
13.001 - 13.500 ............                884            145,323,666.09                      18.352
13.501 - 14.000 ............              1,071            167,717,145.95                      21.180
14.001 - 14.500 ............                761            108,474,373.76                      13.699
14.501 - 15.000 ............                538             72,674,956.98                       9.178
15.001 - 15.500 ............                258             32,807,329.87                       4.143
15.501 - 16.000 ............                103             12,290,642.38                       1.552
16.001 - 16.500 ............                 39              4,966,615.47                       0.627
16.501 - 17.000 ............                 18              2,488,499.22                       0.314
17.001 - 17.500 ............                 14              1,831,703.65                       0.231
17.501 - 18.000 ............                 16              1,689,605.23                       0.213
18.001 - 18.500 ............                  7                702,027.08                       0.089
                                          -----           ---------------                     -------
 Total .....................              5,015           $791,856,463.69                     100.000%
                                          =====           ===============                     =======
______________

(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Related Cut-off Date was approximately 13.591% per annum.

                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
         MINIMUM MORTGAGE RATE (%)    MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
 5.001 - 5.500 .............                 35              $  7,372,048.80                    0.931%
 5.501 - 6.000 .............                174                34,001,315.00                    4.294
 6.001 - 6.500 .............                394                75,347,698.62                    9.515
 6.501 - 7.000 .............                703               124,168,835.59                   15.681
 7.001 - 7.500 .............                884               145,323,666.09                   18.352
 7.501 - 8.000 .............              1,071               167,717,145.95                   21.180
 8.001 - 8.500 .............                761               108,474,373.76                   13.699
 8.501 - 9.000 .............                538                72,674,956.98                    9.178
 9.001 - 9.500 .............                258                32,807,329.87                    4.143
 9.501 -10.000 .............                103                12,290,642.38                    1.552
10.001 -10.500 .............                 39                 4,966,615.47                    0.627
10.501 -11.000 .............                 18                 2,488,499.22                    0.314
11.001 -11.500 .............                 14                 1,831,703.65                    0.231
11.501 -12.000 .............                 16                 1,689,605.23                    0.213
12.001 -12.500 .............                  7                   702,027.08                    0.089
                                          -----              ---------------                  -------
 Total .....................              5,015              $791,856,463.69                  100.000%
                                          =====              ===============                  =======
______________

(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Related Cut-off Date was approximately 7.591% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
           GROSS MARGINS (%)          MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
4.001-  4.500 ..............                217           $ 32,140,203.36                    4.059%
4.501-  5.000 ..............                  6                577,754.92                    0.073
5.001-  5.500 ..............                251             49,881,812.43                    6.299
5.501-  6.000 ..............                 10              1,685,117.94                    0.213
6.000-  6.500 ..............              4,488            700,381,900.26                   88.448
6.501-  7.000 ..............                 11              1,650,633.56                    0.208
7.000-  7.500 ..............                 32              5,539,041.22                    0.700
                                          -----           ---------------                  -------
  Total ....................              5,015           $791,856,463.69                  100.000%
                                          =====           ===============                  =======
______________

(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Related Cut-off Date was approximately 6.357% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
         NEXT ADJUSTMENT DATE         MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
July 2005 ..................                  5              $    624,633.98                       0.079%
August 2005 ................                 10                 1,341,288.88                       0.169
September 2005 .............                 58                 6,666,584.09                       0.842
October 2005 ...............                397                58,058,320.30                       7.332
November 2005 ..............              2,706               420,422,816.78                      53.093
December 2005 ..............                592                93,091,743.09                      11.756
January  2006 ..............                 59                 9,226,365.00                       1.165
August 2006 ................                  1                    85,341.57                       0.011
September 2006 .............                  1                    62,946.97                       0.008
October 2006 ...............                106                17,910,326.95                       2.262
November 2006 ..............                875               151,179,736.57                      19.092
December 2006 ..............                203                33,012,209.51                       4.169
January  2007 ..............                  2                   174,150.00                       0.022
                                          -----              ---------------                     -------
  Total ....................              5,015              $791,856,463.69                     100.000%
                                          =====              ===============                     =======
______________

(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Related Cut-off Date is February 2006.



                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
  ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
20.000 or less ..............                 2             $      189,573.65                   0.018%
20.001 - 25.000 .............                 5                    516,770.09                   0.049
25.001 - 30.000 .............                 9                    882,249.60                   0.084
30.001 - 35.000 .............                19                  2,486,403.73                   0.235
35.001 - 40.000 .............                30                  3,538,720.78                   0.335
40.001 - 45.000 .............                29                  4,070,117.87                   0.385
45.001 - 50.000 .............                51                  6,304,560.47                   0.597
50.001 - 55.000 .............                70                  9,649,366.84                   0.914
55.001 - 60.000 .............               109                 16,471,712.87                   1.560
60.001 - 65.000 .............               178                 27,046,601.07                   2.562
65.001 - 70.000 .............               239                 35,102,392.30                   3.325
70.001 - 75.000 .............               469                 72,504,883.17                   6.867
75.001 - 80.000 .............               937                141,649,205.18                  13.416
80.001 - 85.000 .............               972                151,538,104.66                  14.352
85.001 - 90.000 .............             2,166                325,504,192.99                  30.829
90.001 - 95.000 .............             1,537                258,391,067.12                  24.472
                                          -----             -----------------                 -------
  Total .....................             6,822             $1,055,845,922.39                 100.000%
                                          =====             =================                 =======
______________

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Related Cut-off Date was approximately 84.696%.


             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE           MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Single Family Detached .........            5,294         $  801,666,708.37                    75.926%
2-4 Family Residence ...........              530            102,215,685.55                     9.681
PUD Detached ...................              435             73,435,210.49                     6.955
Condominium ....................              443             64,671,579.20                     6.125
Manufactured ...................               72              6,939,680.24                     0.657
Single Family Attached .........                7                723,351.05                     0.069
PUD Attached ...................               41              6,193,707.49                     0.587
                                            -----         -----------------                   -------
  Total ........................            6,822         $1,055,845,922.39                   100.000%
                                            =====         =================                   =======




                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
          OCCUPANCY STATUS            MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Primary ........................         6,095      $  964,179,277.39        91.318%
Non-Owner Occupied .............           679          85,382,976.86         8.087
Second Home ....................            48           6,283,668.14         0.595
  Total ........................         6,822      $1,055,845,922.39       100.000%
______________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS



                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
                 PURPOSE              MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Refinance-Cashout(1) ...........         4,475               $  698,209,278.22                 66.128%
Refinance-Rate Term(2) .........           592                   85,770,556.21                  8.123
Purchase .......................         1,755                  271,866,087.96                 25.749
                                         -----               -----------------                -------
  Total ........................         6,822               $1,055,845,922.39                100.000%
                                         =====               =================                =======
______________

(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are equal to or less than $2000 or 2% of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
                LOCATION              MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Alabama .....................                59              $   6,180,157.33                0.585%
Alaska ......................                17                  3,044,490.57                0.288
Arizona .....................               405                 50,112,418.97                4.746
Arkansas ....................                 2                    148,156.11                0.014
California ..................             1,290                261,502,889.57               24.767
Colorado ....................               114                 19,681,395.80                1.864
Connecticut .................               132                 21,342,125.23                2.021
Delaware ....................                 8                  1,516,939.35                0.144
Florida .....................               924                122,388,767.47               11.592
Georgia .....................               103                 15,173,255.93                1.437
Hawaii ......................                39                  9,600,160.29                0.909
Idaho .......................                11                  1,299,390.45                0.123
Illinois ....................               517                 82,434,777.94                7.807
Indiana .....................               101                  9,230,544.74                0.874
Iowa ........................                28                  2,537,129.09                0.240
Kansas ......................                26                  2,786,320.70                0.264
Kentucky ....................                30                  2,927,552.41                0.277
Louisiana ...................                49                  5,489,913.49                0.520
Maine .......................                 7                  1,083,009.30                0.103
Maryland ....................               114                 19,673,794.94                1.863
Massachusetts ...............                96                 21,028,958.23                1.992
Michigan ....................               267                 29,505,687.35                2.795
Minnesota ...................               160                 27,999,797.62                2.652
Mississippi .................                24                  2,432,967.27                0.230
Missouri ....................               168                 16,832,079.09                1.594
Montana .....................                 1                    134,786.62                0.013
Nebraska ....................                 9                    938,246.94                0.089
Nevada ......................               121                 19,890,411.64                1.884
New Hampshire ...............                15                  2,395,841.03                0.227
New Jersey ..................               252                 46,643,349.89                4.418
New Mexico ..................                57                  7,319,257.12                0.693
New York ....................               307                 73,422,604.81                6.954
North Carolina ..............                44                  4,901,623.61                0.464
North Dakota ................                 1                     65,190.78                0.006
Ohio ........................               300                 28,890,555.14                2.736
Oklahoma ....................                32                  3,492,218.00                0.331
Oregon ......................                78                 11,831,919.89                1.121
Pennsylvania ................               121                 16,029,666.22                1.518
Rhode Island ................                52                  8,478,780.29                0.803
South Carolina ..............                39                  3,713,533.59                0.352
Tennessee ...................                64                  7,017,460.39                0.665
Texas .......................               295                 33,261,094.05                3.150
Utah ........................                90                 13,908,903.21                1.317
Vermont .....................                 4                    438,230.63                0.042
Washington ..................               162                 28,416,162.34                2.691
Wisconsin ...................                85                  8,468,723.30                0.802
Wyoming .....................                 2                    234,683.66                0.022
        Total ...............             6,822             $1,055,845,922.39              100.000%
______________

(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.336% in the 95206 ZIP Code.


                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
        QUALIFYING FICO SCORE         MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
  500 - 524 ..........                        373           $   52,013,753.90                   4.926%
  525 - 549 ..........                        668               92,066,405.74                   8.720
  550 - 574 ..........                      1,093              159,789,123.34                  15.134
  575 - 599 ..........                        861              131,960,215.60                  12.498
  600 - 624 ..........                      1,374              214,914,789.04                  20.355
  625 - 649 ..........                        999              162,449,148.76                  15.386
  650 - 674 ..........                        684              111,817,410.40                  10.590
  675 - 699 ..........                        367               59,975,845.22                   5.680
  700 - 724 ..........                        194               34,330,920.10                   3.252
  725 - 749 ..........                        119               19,529,611.79                   1.850
  750 - 774 ..........                         57               10,033,028.56                   0.950
  775 - 799 ..........                         31                6,682,052.94                   0.633
  800 - 824 ..........                          2                  283,617.00                   0.027
                                            -----           -----------------                 -------
      Total ..........                      6,822           $1,055,845,922.39                 100.000%
                                            =====           =================                 =======
______________

(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 611.


               INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
         INCOME DOCUMENTATION         MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Full Documentation .............            4,687            $  699,907,105.84                 66.289%
Stated Documentation ...........            1,844               306,066,060.12                 28.988
Limited Documentation ..........              291                49,872,756.43                  4.723
                                            -----            -----------------                -------
 Total .........................            6,822            $1,055,845,922.39                100.000%
                                            =====            =================                =======



                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
             RISK CATEGORY (1)        MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
I .....................                     4,594            $  709,434,800.23                 67.191%
II ....................                       575                87,660,350.34                  8.302
III ...................                       580                85,208,856.92                  8.070
IV ....................                       386                56,674,938.78                  5.368
V .....................                       233                32,591,275.97                  3.087
VI ....................                        49                 6,727,045.94                  0.637
A .....................                       315                59,743,271.60                  5.658
A- ....................                        24                 4,754,958.28                  0.450
B .....................                        19                 3,899,627.26                  0.369
C .....................                        13                 2,339,760.39                  0.222
C- ....................                        34                 6,811,036.68                  0.645
                                            -----            -----------------                -------
 Total ................                     6,822            $1,055,845,922.39                100.000%
                                            =====            =================                =======
______________

(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.

GROUP II MORTGAGE LOAN STATISTICS
         None of the Group II Mortgage Loans had a first Due Date prior to August 2003 or after February 2004, or will have a remaining term to stated maturity of less than 177 months or greater than 360 months as of the Related Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 2034.
                  The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date, with respect to the Initial Group II Mortgage Loans and as of the Subsequent Cut-off Date, with respect to the Subsequent Group II Mortgage Loans (the sum in any column may not equal the total indicated due to rounding):


                PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE RELATED CUT-OFF DATE(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
    RANGE OF PRINCIPAL BALANCES AS       NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
    OF THE RELATED CUT-OFF DATE ($)   MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
 50,000.01 -  75,000.00 ...........         48            $     3,241,460.29                  0.982%
 75,000.01 - 100,000.00 ...........         53                  4,583,339.04                  1.388
100,000.01 - 125,000.00 ...........         38                  4,280,732.71                  1.297
125,000.01 - 150,000.00 ...........         38                  5,218,158.31                  1.581
150,000.01 - 175,000.00 ...........         27                  4,388,992.67                  1.329
175,000.01 - 200,000.00 ...........         28                  5,303,497.19                  1.606
200,000.01 - 225,000.00 ...........         18                  3,806,987.92                  1.153
225,000.01 - 250,000.00 ...........         14                  3,306,812.35                  1.002
250,000.01 - 275,000.00 ...........         11                  2,889,566.85                  0.875
275,000.01 - 300,000.00 ...........          8                  2,281,536.59                  0.691
300,000.01 - 325,000.00 ...........         22                  7,023,740.45                  2.127
325,000.01 - 350,000.00 ...........        147                 49,591,028.61                 15.021
350,000.01 - 375,000.00 ...........        130                 47,140,682.95                 14.278
375,000.01 - 400,000.00 ...........        124                 48,266,371.02                 14.619
400,000.01 - 425,000.00 ...........         61                 25,094,837.71                  7.601
425,000.01 - 450,000.00 ...........         69                 30,394,636.61                  9.206
450,000.01 - 475,000.00 ...........         41                 18,956,906.74                  5.742
475,000.01 - 500,000.00 ...........         86                 42,477,344.55                 12.866
500,000.01 - 525,000.00 ...........         10                  5,169,137.30                  1.566
525,000.01 - 550,000.00 ...........          2                  1,074,623.42                  0.325
550,000.01 - 575,000.00 ...........          7                  3,944,851.31                  1.195
575,000.01 - 600,000.00 ...........          5                  2,954,415.44                  0.895
600,000.01 - 625,000.00 ...........          2                  1,216,105.71                  0.368
625,000.01 - 650,000.00 ...........          5                  3,239,675.22                  0.981
650,000.01 - 675,000.00 ...........          1                    668,343.90                  0.202
675,000.01 - 700,000.00 ...........          1                    680,000.00                  0.206
725,000.01 - 750,000.00 ...........          4                  2,960,189.55                  0.897
                                         -----            ------------------                -------
     Total ........................      1,000            $   330,153,974.41                100.000%
                                         =====            ==================                =======
______________

(1) The average principal balance of the Group II Mortgage Loans as of the Related Cut-off Date was approximately $330,154.

                  MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE RELATED CUT-OFF DATE(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)     MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
 5.000 -  5.999 .............                153              $ 59,429,468.95                18.001%
 6.000 -  6.999 .............                350               123,541,129.14                37.419
 7.000 -  7.999 .............                316               102,855,867.79                31.154
 8.000 -  8.999 .............                131                33,724,782.14                10.215
 9.000 -  9.999 .............                 44                 8,857,021.17                 2.683
10.000 - 10.999 .............                  5                 1,245,883.51                 0.377
11.000 - 11.999 .............                  1                   499,821.71                 0.151
                                           -----              ---------------               -------
 Total ......................              1,000              $330,153,974.41               100.000%
                                           =====              ===============               =======
______________

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Related Cut-off Date was approximately 6.971% per annum.


    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)     MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
    11.000 - 11.500 ............            11               $  4,577,762.84                    2.294%
    11.501 - 12.000 ............            46                 18,570,371.98                    9.308
    12.001 - 12.500 ............            58                 24,373,196.12                   12.216
    12.501 - 13.000 ............           127                 51,180,082.74                   25.653
    13.001 - 13.500 ............           106                 42,183,506.57                   21.143
    13.501 - 14.000 ............            82                 32,626,223.61                   16.353
    14.001 - 14.500 ............            34                 13,690,605.02                    6.862
    14.501 - 15.000 ............            16                  6,314,235.33                    3.165
    15.001 - 15.500 ............            10                  3,933,697.36                    1.972
    15.501 - 16.000 ............             2                    734,006.30                    0.368
    16.001 - 16.500 ............             2                    827,652.43                    0.415
    16.501 - 17.000 ............             1                    499,821.71                    0.251
                                           ---               ---------------                  -------
             Total .............           495               $199,511,162.01                  100.000%
                                           ===               ===============                  =======
______________

(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Related Cut-off Date was approximately 13.120% per annum.

                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)     MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
 5.001 -  5.500 ...............               11           $  4,577,762.84                    2.294%
 5.501 -  6.000 ...............               46             18,570,371.98                    9.308
 6.001 -  6.500 ...............               58             24,373,196.12                   12.216
 6.501 -  7.000 ...............              127             51,180,082.74                   25.653
 7.001 -  7.500 ...............              106             42,183,506.57                   21.143
 7.501 -  8.000 ...............               82             32,626,223.61                   16.353
 8.001 -  8.500 ...............               34             13,690,605.02                    6.862
 8.501 -  9.000 ...............               16              6,314,235.33                    3.165
 9.001 -  9.500 ...............               10              3,933,697.36                    1.972
 9.501 - 10.000 ...............                2                734,006.30                    0.368
10.001 - 10.500 ...............                2                827,652.43                    0.415
10.501 - 11.000 ...............                1                499,821.71                    0.251
                                             ---           ---------------                  -------
 Total ........................              495           $199,511,162.01                  100.000%
                                             ===           ===============                  =======
______________

(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Related Cut-off Date was approximately 7.120% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
             GROSS MARGINS (%)        MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
4.001 - 4.500 ..............                19               $  8,360,954.72                     4.191%
4.501 - 5.000 ..............                 1                    445,269.04                     0.223
5.001 - 5.500 ..............                46                 18,391,442.78                     9.218
6.001 - 6.500 ..............               427                171,538,877.70                    85.980
6.501 - 7.000 ..............                 1                    374,872.84                     0.188
7.001 - 7.500 ..............                 1                    399,744.93                     0.200
                                           ---               ---------------                   -------
  Total ....................               495               $199,511,162.01                   100.000%
                                           ===               ===============                   =======
______________

(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Related Cut-off Date was approximately 6.322% per annum.

                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
        NEXT ADJUSTMENT DATE          MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
July 2005 ....................                1              $    362,659.19                    0.182%
September 2005 ...............                6                 2,638,253.70                    1.322
October 2005 .................               39                16,033,914.31                    8.037
November 2005 ................              275               108,805,114.15                   54.536
December 2005 ................               46                18,612,904.43                    9.329
January 2006 .................               21                 8,856,275.00                    4.439
September 2006 ...............                2                   952,121.88                    0.477
October 2006 .................               10                 4,029,915.23                    2.020
November 2006 ................               75                30,764,841.15                   15.420
December 2006 ................               12                 4,743,382.97                    2.378
January  2007 ................                8                 3,711,780.00                    1.860
                                            ---              ---------------                  -------
  Total ......................              495              $199,511,162.01                  100.000%
                                            ===              ===============                  =======
______________

(1) The weighted average next Adjustment Date for the adjustable-rate Group II Mortgage Loans as of the Related Cut-off Date is January 2006.



                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
             GROSS MARGINS (%)        MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
    25.001 - 30.000 ........                  2            $    142,270.13                       0.043%
    30.001 - 35.000 ........                  3               1,801,041.08                       0.546
    35.001 - 40.000 ........                  5               1,062,961.16                       0.322
    40.001 - 45.000 ........                  7               2,410,856.44                       0.730
    45.001 - 50.000 ........                  6               2,156,701.70                       0.653
    50.001 - 55.000 ........                  6               1,992,585.36                       0.604
    55.001 - 60.000 ........                 19               6,412,435.02                       1.942
    60.001 - 65.000 ........                 40              14,669,071.41                       4.443
    65.001 - 70.000 ........                 56              18,344,241.42                       5.556
    70.001 - 75.000 ........                 71              24,614,855.02                       7.456
    75.001 - 80.000 ........                132              46,525,909.78                      14.092
    80.001 - 85.000 ........                125              36,553,591.09                      11.072
    85.001 - 90.000 ........                278              92,505,188.65                      28.019
    90.001 - 95.000 ........                250              80,962,266.15                      24.523
                                          -----            ---------------                     -------
             Total .........              1,000            $330,153,974.41                     100.000%
                                          =====            ===============                     =======
______________

(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Related Cut-off Date was approximately 83.305%.


             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
             PROPERTY TYPE            MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Single Family Residence ...........         818                $271,754,960.47                  82.312%
2-4 Family ........................          42                  10,227,486.11                   3.098
Planned Unit Development ..........          88                  34,487,721.71                  10.446
Condominium .......................          46                  11,817,258.81                   3.579
Manufactured/Mobile Home ..........           1                      71,648.53                   0.022
Planned Unit Development Attached .           5                   1,794,898.78                   0.544
                                          -----                ---------------                 -------
  Total ...........................       1,000                $330,153,974.41                 100.000%
                                          =====                ===============                 =======




                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
           OCCUPANCY STATUS           MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Primary .......................               954             $319,226,736.22                  96.690%
Non-Owner Occupied ............                35                7,182,756.03                   2.176
Second Home ...................                11                3,744,482.16                   1.134
                                            -----             ---------------                 -------
  Total .......................             1,000             $330,153,974.41                 100.000%
                                            =====             ===============                 =======
______________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
                 PURPOSE              MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Refinance-Cashout(1) .............           697            $229,534,100.05                       69.523%
Refinance-Rate Term(2) ...........           100              30,277,936.30                        9.171
Purchase .........................           203              70,341,938.06                       21.306
                                           -----            ---------------                      -------
  Total ..........................         1,000            $330,153,974.41                      100.000%
                                           =====            ===============                      =======
______________

(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are equal to or less than $2000 or 2% of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
               LOCATION               MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Alabama ....................                  1           $     64,319.00                       0.019%
Alaska .....................                  1                142,337.67                       0.043
Arizona ....................                 22              6,775,589.04                       2.052
California .................                443            168,817,127.10                      51.133
Colorado ...................                 14              5,374,785.42                       1.628
Connecticut ................                 30             10,879,782.91                       3.295
Florida ....................                 97             21,692,139.66                       6.570
Georgia ....................                  5              1,074,224.71                       0.325
Hawaii .....................                  4              1,314,342.63                       0.398
Illinois ...................                 36             12,074,500.66                       3.657
Indiana ....................                  2                473,286.92                       0.143
Iowa .......................                  3                368,476.62                       0.112
Kentucky ...................                  1                 90,204.18                       0.027
Louisiana ..................                  6                495,310.00                       0.150
Maine ......................                  3                965,693.54                       0.292
Maryland ...................                 32             11,308,986.81                       3.425
Massachusetts ..............                 12              4,287,689.28                       1.299
Michigan ...................                  8              1,917,907.84                       0.581
Minnesota ..................                 11              3,746,576.56                       1.135
Mississippi ................                  2                159,851.16                       0.048
Missouri ...................                  7              1,543,682.20                       0.468
Nebraska ...................                  1                369,283.86                       0.112
Nevada .....................                 13              4,070,642.25                       1.233
New Jersey .................                 32             12,380,729.00                       3.750
New Mexico .................                  4                559,957.51                       0.170
New York ...................                100             36,246,455.18                      10.979
New Hampshire ..............                  2                400,164.09                       0.121
North Carolina .............                  5                812,874.05                       0.246
Ohio .......................                 25              3,329,932.09                       1.009
Oklahoma ...................                  3                967,056.77                       0.293
Oregon .....................                  5              1,988,919.33                       0.602
Pennsylvania ...............                 10              1,801,648.65                       0.546
Rhode Island ...............                  7              1,266,235.13                       0.384
South Carolina .............                  2                585,570.71                       0.177
Tennessee ..................                  6                774,293.43                       0.235
Texas ......................                 21              4,577,504.45                       1.386
Utah .......................                  7              2,011,112.50                       0.609
Vermont ....................                  1                187,638.83                       0.057
Washington .................                 13              3,942,377.60                       1.194
Wisconsin ..................                  2                190,660.05                       0.058
Wyoming ....................                  1                124,105.02                       0.038
                                          -----           ---------------                     -------
  Total ....................              1,000           $330,153,974.41                     100.000%
                                          =====           ===============                     =======
______________

(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.788% in the 94531 ZIP Code.


                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
       QUALIFYING FICO SCORE          MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
500 - 524 ...............                     29            $  8,315,566.37                     2.519%
525 - 549 ...............                     57              16,348,935.19                     4.952
550 - 574 ...............                     85              26,232,671.62                     7.946
575 - 599 ...............                    112              34,598,494.51                    10.480
600 - 624 ...............                    192              63,926,740.87                    19.363
625 - 649 ...............                    193              62,558,658.03                    18.948
650 - 674 ...............                    138              46,863,293.87                    14.194
675 - 699 ...............                     81              28,803,614.85                     8.724
700 - 724 ...............                     51              19,768,285.96                     5.988
725 - 749 ...............                     33              11,411,536.91                     3.456
750 - 774 ...............                     25              10,080,829.01                     3.053
775 - 799 ...............                      4               1,245,347.22                     0.377
                                           -----            ---------------                   -------
  Total .................                  1,000            $330,153,974.41                   100.000%
                                           =====            ===============                   =======
______________

(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 632.


               INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
         INCOME DOCUMENTATION         MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
Full Documentation ...............           640            $   202,808,335.60                 61.428%
Stated Documentation .............           303                106,314,977.91                 32.202
Limited Documentation ............            57                 21,030,660.90                  6.370
                                           -----            ------------------                -------
  Total ..........................         1,000            $   330,153,974.41                100.000%
                                           =====            ==================                =======


                 RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS


                                                        AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF     OUTSTANDING AS OF THE RELATED   BALANCE OUTSTANDING AS OF THE
            RISK CATEGORY(1)          MORTGAGE LOANS         CUT-OFF DATE                   RELATED CUT-OFF DATE
------------------------------------  --------------   -----------------------------   -----------------------------
I .......................                   714             $ 234,467,523.94                   71.018%
II ......................                    88                29,514,778.46                    8.940
III .....................                    59                19,082,801.14                    5.780
IV ......................                    44                13,241,568.11                    4.011
V .......................                    12                 3,252,326.41                    0.985
VI ......................                     3                 1,482,632.95                    0.449
A .......................                    66                23,789,906.05                    7.206
A- ......................                     7                 2,096,766.88                    0.635
B .......................                     2                   821,428.61                    0.249
C- ......................                     5                 2,404,241.86                    0.728
                                          -----             ----------------                  -------
  Total .................                 1,000             $ 330,153,974.41                  100.000%
                                          =====             ================                  =======
______________

(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.